Exhibit 99.1

Waterstone Financial, Inc. Adjusts Results of Operations for Year Ended December 31, 2009.

WAUWATOSA, WI – 03/16/2010– Waterstone Financial, Inc. (NASDAQ: WSBF) announced today that the 2009 annual unaudited results of operations as reported on February 12 would be adjusted due to the under accrual of Federal Deposit Insurance Corporation (FDIC) insurance premiums at December 31, 2009.  In completing its year-end closing process subsequent to the February 12 announcement, management determined that its accrual for FDIC insurance premiums payable at December 31, 2009 was understated by $1.9 million.

Adjusted Results

The adjustment for accrued FDIC insurance premiums increased total non-interest expense by $1.9 million which was partially offset by an increase in income tax benefit of $657,000 for a net increase in net loss of $1.3 million to an audited net loss of $10.1 million or $0.33 per share.  Adjusted Waterstone capital as a percentage of assets as of December 31, 2009 is 9.0%.  The WaterStone Bank adjusted Tier I regulatory capital ratio at December 31, 2009 was 8.7% and the ratio of total regulatory capital to risk-weighted assets was 13.7%.  WaterStone Bank continues to exceed all minimum regulatory capital requirements.

About Waterstone Financial, Inc.

Waterstone Financial, Inc. (NASDAQ: WSBF) is a thrift holding company headquartered in Wauwatosa, WI.  With $1.87 billion in assets at December 31, 2009, Waterstone has eight community bank branches in the metropolitan Milwaukee market.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Such statements are subject to important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements.  These factors include (i) exposure to the deterioration in the commercial and residential real estate markets which could result in increased charge-offs and increases in the allowance for loan losses,  (ii) various other factors, including changes in economic conditions affecting borrowers, new information regarding outstanding loans and identification of additional problem loans, which could require an increase in  the allowance for loan losses, (iii) Waterstone’s ability to maintain required levels of capital and other current and future regulatory requirements, (iv) the impact of recent and future legislative initiatives on the financial markets, and (v) those factors referenced in Item 1A. Risk Factors in Waterstone’s Annual Report on Form 10-K for the year ended December 31, 2008 and as may be described from time to time in Waterstone’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Waterstone’s belief as of the date of this press release.

WATERSTONE FINANCIAL, INC.
FINANCIAL HIGHLIGHTS

	At or for the Years ended December 31,
	2009	2008	% Change
	(in thousands except ratios)
	(Unaudited)
Asset Quality Data:
Provision for loan losses	$26,687	$37,629	(29.1	) %
Net charge-offs	23,359	25,301	(7.7)
Allowance for loan losses	28,494	25,167	13.2
Non-performing loans	75,313	107,730	(30.1)
Non-performing assets	126,242	132,383	(4.6)
Total loans past due	113,416	145,920	(22.3)
Performing loans past due	38,103	38,190	(0.2)

Allowance for loan losses to loans receivable	2.01%	1.61%
Allowance for loan losses to non-performing loans	37.83	23.36
Net charge-offs to average loans outstanding	1.54	1.67
Total non-performing loans to loans receivable	5.30	6.91
Total non-performing assets to total assets	6.76	7.02

Selected Financial Ratios:
Performance Ratios:
Return (loss) on average assets	(0.53)	(1.44)
Return (loss) on average equity	(6.12)	(13.76)
Interest rate margin	2.41	2.32
Interest rate spread	2.25	2.04
Yield on loans receivable	5.78	6.13
Cost of deposits	2.87	3.76
Efficiency ratio	72.84	71.52

Capital Ratios:
Equity to total assets at end of the period	9.02	9.08
Total capital to risk weighted assets (bank only)	13.74	12.84
Tier I capital to risk-weighted assets (bank only)	12.48	11.58
Tier I capital to average assets (bank only)	8.71	8.93

Per Share:
Earnings (loss) per share	$(0.33)	$(0.87)
Diluted earnings (loss) per share	(0.33)	(0.87)
Book value per share	5.39	5.48
Weighted average shares outstanding	30,680,285	30,556,004
Shares outstanding at December 31	31,250,097	31,249,897

WATERSTONE FINANCIAL, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2009	2008	% Change
	(In Thousands, except per share amounts)
Interest income:
Loans	$87,847	92,860	(5.4)
Mortgage-related securities	7,101	7,679	(7.5)
Debt securities, federal funds sold and
short-term investments	3,540	3,539	0.0
Total interest income	98,488	104,078	(5.4)
Interest expense:
Deposits	34,484	42,250	(18.4)
Borrowings	20,093	20,777	(3.3)
Total interest expense	54,577	63,027	(13.4)
Net interest income	43,911	41,051	7.0
Provision for loan losses	26,687	37,629	(29.1)
Net interest income after provision for loan losses	17,224	3,422	403.3
Noninterest income:
Service charges on loans and deposits	1,191	1,656	(28.1)
Increase in cash surrender value of life insurance	1,236	1,444	(14.4)
Total other-than-temporary investment losses	(7,255)	-	-
Portion of loss recognized in other comprehensive income (before tax)	6,143	-	-
Net impairment losses recognized in earnings	(1,112)	(1,997)	(44.3)
Mortgage banking income	9,976	4,296	132.2
Other	917	892	2.8
Total noninterest income	12,208	6,291	94.1
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	17,335	17,080	1.5
Occupancy, office furniture, and equipment	4,822	4,779	0.9
Advertising	876	1,155	(24.2)
Data processing	1,413	1,377	2.6
Communications	693	692	0.1
Professional fees	1,334	924	44.4
Real estate owned	6,434	4,551	41.4
Other	7,969	3,302	141.3
Total noninterest expenses	40,876	33,860	20.7
Loss before income taxes	(11,444)	(24,147)	(52.6)
Income tax (benefit) expense	(1,306)	2,299	(156.8)
Net loss	$(10,138)	(26,446)	(61.7)
Loss per share:
Basic	$(0.33)	(0.87)
Diluted	$(0.33)	(0.87)
Weighted average shares outstanding:
Basic	30,680,285	30,556,004
Diluted	30,680,285	30,556,004

WATERSTONE FINANCIAL, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2009	2008	% Change
Assets	(In Thousands, except share data)
Cash	$57,234	14,847	285.5
Federal funds sold	9,631	9,002	7.0
Interest-earning deposits in other financial institutions			-
and other short term investments	4,255	-	-
Cash and cash equivalents	71,120	23,849	198.2
Securities available for sale (at fair value)	205,415	179,887	14.2
Securities held to maturity (at amortized cost)
fair value of $1,930 in 2009 and $8,165 in 2008	2,648	9,938	(73.4)
Loans held for sale	45,052	12,993	246.7
Loans receivable	1,420,010	1,559,758	(9.0)
Less: Allowance for loan losses	28,494	25,167	13.2
Loans receivable, net	1,391,516	1,534,591	(9.3)

Office properties and equipment, net	29,144	30,560	(4.6)
Federal Home Loan Bank stock, at cost	21,653	21,653	0.0
Cash surrender value of life insurance	33,941	32,399	4.8
Real estate owned	50,929	24,653	106.6
Prepaid expenses and other assets	16,848	14,909	13.0
Total assets	$1,868,266	1,885,432	(0.9)

Liabilities and Shareholders’ Equity
Liabilities:
Demand deposits	$61,420	53,434	14.9
Money market and savings deposits	92,028	100,930	(8.8)
Time deposits	1,011,442	1,041,533	(2.9)
Total deposits	1,164,890	1,195,897	(2.6)

Short-term borrowings	73,900	4,100	1702.4
Long-term borrowings	434,000	482,900	(10.1)
Advance payments by borrowers for taxes	630	862	(26.9)
Other liabilities	26,254	30,406	(13.7)
Total liabilities	1,699,674	1,714,165	(0.8)

Shareholders’ equity:
Preferred stock (par value $.01 per share)
Authorized - 20,000,000 shares, no shares issued	-	-	-
Common stock (par value $.01 per share)
Authorized - 200,000,000 shares in 2009 and 2008
Issued - 33,974,250 in 2009 and 2008
Outstanding - 31,250,097 in 2009 and 31,250,897 in 2008	340	340	0.0
Additional paid-in capital	108,883	107,839	1.0
Accumulated other comprehensive income (loss), net of taxes	(2,001)	(6,449)	(69.0)
Retained earnings	110,900	119,921	(7.5)
Unearned ESOP shares	(4,269)	(5,123)	(16.7)
Treasury shares (2,724,353 shares), at cost	(45,261)	(45,261)	0.0
Total shareholders’ equity	168,592	171,267	(1.6)
Total liabilities and shareholders’ equity	$1,868,266	1,885,432	(0.9)